FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of August 4, 2015, among PRA GROUP, INC. (f/k/a Portfolio Recovery Associates, Inc.), a Delaware corporation (“PRA”, or the “Company”), PRA GROUP CANADA INC., a Canadian corporation organized under the Canada Business Corporations Act (the “Canadian Borrower”, and, together with PRA, the “Borrowers”) the Guarantors, the Lenders party hereto, BANK OF AMERICA, N.A., as Administrative Agent and BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent (together with the Administrative Agent, the “Agents” and each an “Agent”).

RECITALS

PRA, the Guarantors, the Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, are party to that certain Credit Agreement dated as December 19, 2012 (as amended, supplemented, modified and in effect from time to time, the “Existing Credit Agreement”), pursuant to which the Lenders agreed to provide a senior credit facility to PRA.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Existing Credit Agreement, or the Amended Credit Agreement, as applicable.
PRA has requested (i) to add the Canadian Borrower as a Borrower under the Existing Credit Agreement and (ii) that the Administrative Agent, the Canadian Administrative Agent and the Lenders agree to certain additional amendments to the Existing Credit Agreement (including, without limitation, (a) the removal of the Financial Covenant with respect to Consolidated Tangible Net Worth, (b) the termination of the Multi Currency Revolving B Commitments, (c) the addition of $50,000,000 of Canadian Revolving Commitments and (d) the acknowledgment of the change of PRA’s legal name to PRA Group, Inc. and that, as so amended, the Existing Credit Agreement for ease of reference be restated (after giving effect to this Amendment) in the form of Schedule A hereto.  The Administrative Agent, the Canadian Administrative Agent and the Lenders set forth below are willing to agree to such amendments to the Existing Credit Agreement on the terms and subject to the conditions hereinafter set forth.

In consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, PRA, the Canadian Borrower, the Guarantors, the Lenders party hereto, the Canadian Administrative Agent and the Administrative Agent hereby agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
Effective as of the Fifth Amendment Effective Date, (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Existing Credit Agreement in the form of Schedule A hereto (the Existing Credit Agreement, as so amended by this Amendment, being referred to as the “Amended Credit Agreement”), (b) Exhibits A, C-2 and G to the Existing Credit Agreement are hereby amended to read as provided on Exhibits A, C-2 and G attached hereto, (c) a new Exhibits I-2 and M are hereby added to the Existing Credit Agreement in the form of Exhibits I-2 and M attached hereto and (d) Schedule 2.01 to the Existing Credit Agreement is hereby amended to read as provided on Schedule

2.01 attached hereto. Except as expressly set forth herein, all Schedules and Exhibits to the Existing Credit Agreement will continue in their present forms as Schedules and Exhibits to the Amended Credit Agreement.

ARTICLE II
CONDITIONS TO EFFECTIVENESS
The amendments set forth in Article I shall become effective on the date first written above (the “Fifth Amendment Effective Date”), when the following conditions have been met:
1.    Counterparts. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Administrative Agent, the Canadian Administrative Agent, the L/C Issuer, the applicable Lenders, the Borrowers and the Guarantors.
2.    Canadian Borrower. Receipt by the Agents of the following documents with respect to the Canadian Borrower:
(a)     copies of the Organization Documents of the Canadian Borrower certified to be true and complete as of a recent date by a Responsible Officer of the Canadian Borrower to be true and correct as of the Fifth Amendment Effective Date;
(b)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Canadian Borrower as the Agents may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;
(c)    such documents and certifications as the Agents may reasonably require to evidence that the Canadian Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in Canada.
(d)    an opinion of legal counsel to the Canadian Borrower, addressed to the Agents and each Lender, dated as of the Fifth Amendment Effective Date, and in form and substance reasonably satisfactory to the Agents;
(e)    copies of insurance policies or certificates of insurance of the Canadian Borrower evidencing liability and casualty insurance meeting the requirements set forth in the Loan Documents, including, but not limited to, naming the Canadian Administrative Agent as additional insured (in the case of liability insurance) or Lender’s loss payee (in the case of property insurance) on behalf of the Lenders;
(f)    searches of the personal property registry maintained in the jurisdiction of formation of the Canadian Borrower or where a filing would need to be made in order to perfect the Canadian Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;
(g)    PPSA financing statements in each appropriate jurisdiction as is necessary, in the Canadian Administrative Agent’s sole discretion, to perfect the Canadian Administrative Agent’s security interest in the Collateral;

(h)    all certificates evidencing any certificated Equity Interests pledged to the Administrative Agent pursuant to the Pledge Agreement, together with duly executed in blank and undated stock powers attached thereto;
(i)    counterparts of the Canadian Security Agreement executed on behalf of the Canadian Borrower and the Canadian Administrative Agent;
(j)    a Canadian Borrowing Base Certificate for the month ended May 31, 2015; and
(k)    Canadian Revolving Notes executed by the Canadian Borrower in favor of each Canadian Lender requesting such Canadian Revolving Notes.
3.    Prepayments. PRA shall have (i) prepaid Domestic Revolving A Loans to the extent necessary to cause the Outstanding Amount of Domestic Revolving A Loans to be less than $600,000,000 and (ii) prepaid Multi Currency Revolving B Loans such that the Outstanding Amount of Multi Currency Revolving B Loans equals $0, in each case, together with accrued interest on any amounts prepaid and any additional amounts required pursuant to Section 3.05 of the Credit Agreement.
4.    Fees. Receipt by the Agents of all fees and expenses due and owing in connection with this Amendment, including, without limitation, the reasonable and documented legal fees and expenses of Moore & Van Allen PLLC, counsel to the Agents.
ARTICLE III
JOINDER OF CANADIAN BORROWER
The Canadian Borrower hereby acknowledges, agrees and confirms that, by its execution of this Amendment, such Canadian Borrower will be deemed to be a party to the Amended Credit Agreement and a Borrower for all purposes of the Amended Credit Agreement, and shall have all of the obligations of a Borrower thereunder as if it had executed the Existing Credit Agreement. The Canadian Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to a Borrower contained in the Amended Credit Agreement.

ARTICLE IV
JOINDER OF CANADIAN ADMINISTRATIVE AGENT
Each of the parties hereto hereby acknowledges, agrees and confirms that, by its execution of this Amendment, the Canadian Administrative Agent will be deemed to be a party to the Amended Credit Agreement and an Agent for all purposes of the Amended Credit Agreement, and shall have all of the rights of an Agent thereunder as if it had executed the Existing Credit Agreement. The Canadian Administrative hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to an Agent contained in the Amended Credit Agreement.
ARTICLE V
MISCELLANEOUS
1.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

2.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.
3.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.    Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and each Borrower and each Guarantor confirms, reaffirms and ratifies all such documents and agrees to perform and comply with the terms and conditions of the Amended Credit Agreement and the other Loan Documents. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of any Loan Party which would require the consent of the Lenders under the Amended Credit Agreement or any of the Loan Documents. This Amendment shall constitute a Loan Document.
5.    Representations and Warranties. To induce the Agents and the Lenders to execute and deliver this Amendment, each Borrower hereby represents and warrants to the Agents and the Lenders on the Fifth Amendment Effective Date that no Default or Event of Default exists and all statements set forth in Section 5.02(a) of the Amended Credit Agreement are true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case, such statement shall be true and correct in all respects) as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct in all material respects (unless qualified by materiality or Material Adverse Effect, in which case, such statement was true and correct in all respects) on and as of such earlier date).
6.    Commitments. Effective as of the Fifth Amendment Effective Date (a) the Aggregate Domestic Revolving A Commitments are hereby reduced from $630,000,000 to $600,000,000, (b) the Domestic Revolving A Commitment of each Lender after giving effect to the reduction in clause (a) above shall be as set forth on Schedule 2.01 attached hereto, (c) the Aggregate Multi Currency Revolving B Commitments shall be permanently reduced to $0 and such Multi Currency Revolving B Commitments shall be terminated and (d) the Canadian Revolving Commitment of each Lender shall be as set forth on Schedule 2.01 attached hereto. In order to effect the modified Domestic Revolving A Commitments of the Lenders (after giving effect to the reduction in clause (a) above and as set forth on Schedule 2.01 attached hereto), assignments of Domestic Revolving A Commitments shall be deemed to be made among the applicable Lenders (not including Wells Fargo Bank, National Association) in such amounts as may be necessary, and with the same force and effect as if such assignments of Domestic Revolving A Commitments were evidenced by the applicable Assignment and Assumptions (but without the payment of any related assignment fee), and no other documents or instruments shall be required to be executed in connection with such assignments (all of which such requirements are hereby waived).
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.
PRA GROUP, INC. (f/k/a Portfolio Recovery Associates, Inc.)
By: /s/ Judith Scott
Name: Judith Scott
Title: EVP and General Counsel
PRA GROUP CANADA, INC.
By: /s/ Christopher B. Graves
Name: Christopher B. Graves
Title: Director
PORTFOLIO RECOVERY ASSOCIATES, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA HOLDING I, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA LOCATION SERVICES
By : PLS HOLDINGS I, LLC, its General
Partner
By: /s/ Steven C. Roberts
Name: Steven C. Roberts
Title: Manager

PRA GOVERNMENT SERVICES, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA RECEIVABLES MANAGEMENT, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA HOLDING II, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA HOLDING III, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
MUNI SERVICES, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA PROFESSIONAL SERVICES, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative

PRA FINANCIAL SERVICES, LLC
By: /s/ P. Kent McCammon
Name: P. Kent McCammon
Title: Manager
PLS HOLDING I, LLC
By: /s/ Steven C. Roberts
Name: Steven C. Roberts
Title: Manager
PLS HOLDING II, LLC
By: /s/ Steven C. Roberts
Name: Steven C. Roberts
Title: Manager
PRA AUTO FUNDING, LLC
By: /s/ Michael J. Petit
Name: Michael J. Petit
Title: Manager
PRA HOLDING IV, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative
PRA HOLDING V, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative

CLAIMS COMPENSATION BUREAU, LLC
By: /s/ Judith Scott
Name: Judith Scott
Title: Member’s Representative

BANK OF AMERICA, N.A., as
Administrative Agent
By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President
BANK OF AMERICA, N.A., acting through its Canada branch, as Canadian Administrative Agent
By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President
BANK OF AMERICA, N.A., as a Lender
By: /s/ Jundie Cadiena
Name: Jundie Cadiena
Title: Senior Vice President
BANK OF AMERICA, N.A., acting through its Canada Branch, as a Lender
By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

SUNTRUST BANK,
as a Lender
By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ James Cribbet
Name: James Cribbet
Title: Senior Vice President

FIFTH THIRD BANK,
as a Lender

By: /s/ J. David Izard
Name: J. David Izard
Title: Vice President

FIFTH THIRD BANK, operating through its Canadian Branch, as a Lender

By: /s/ Ramin Ganjavi
Name: Ramin Ganjavi
Title: Director

First Tennessee Bank National Association,
as a Lender

By: /s/ Keith A. Sherman
Name: Keith A. Sherman
Title: Senior Vice President

CAPITAL ONE, N.A.
as a Lender

By: /s/ William A. Casey
Name: William A. Casey
Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By: /s/ David W. Dinella
Name: David W. Dinella
Title: Senior Vice President

Israel Discount Bank of New York,
as a Lender

By: /s/ Rahum N. Williams
Name: Rahum N. Williams
Title: First Vice President

By: /s/ Richard Miller
Name: Richard Miller
Title: Senior Vice President

XENITH BANK,
as a Lender

By: /s/ Bradley D. Nott
Name: Bradley D. Nott
Title: Senior Vice President

Bank of Hampton Roads,
as a Lender

By: /s/ Patrick Kelley Gowen
Name: Patrick Kelley Gowen
Title: Senior Vice President

Union Bank & Trust,
as a Lender

By: /s/ Debbie H. Young
Name: Debbie H. Young
Title: Senior Vice President

DNB CAPITAL LLC,
as a Lender

By: /s/ Philip P. Kurpiewski
Name: Philip P. Kurpiewski
Title: Senior Vice President

By: /s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President
Head of Corporate Banking

ING CAPITAL LLC,
as a Lender

By: /s/ Mary Forstner
Name: Mary Forstner
Title: Director

By: /s/ Robert Miners
Name: Robert Miners
Title: Director

RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ Jason Williams
Name: Jason Williams
Title: Vice President

Heritage Bank,
as a Lender

By: /s/ Leigh C. Keagh
Name: Leigh C. Keagh
Title: EVP